Prospectus Supplement

                                 Aug. 27, 2004*



Fund Name                                                Prospectus Form #

AXP Partners Select Value Fund (July 30, 2004)              S-6240-99 E

AXP Partners Small Cap Core Fund (July 30, 2004)            S-6237-99 F

AXP U.S. Government Mortgage Fund (July 30, 2004)           S-6245-99 E

The following text has been added after the Average Annual Total Return Table:

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.



S-6240-21 A (8/04)

*Valid until July 29, 2005